Exhibit 99.1

NICOLET BANKSHARES, INC. SPECIAL MEETING OF SHAREHOLDERS JANUARY 26, 2026 AT 9:00 AM CT THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NICOLET BANKSHARES, INC. The shareholder hereby appoints Michael E. Daniels, H. Philip Moore, Jr., and Eric J. Witczak, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them or any of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Nicolet Bankshares, Inc. (“Nicolet”) that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at 9:00 a.m. CT on January 26, 2026, and any adjournment or postponement thereof. The Special Meeting of Shareholders will be held virtually. In order to attend the meeting, you must register at https://web.viewproxy.com/NIC/2026SM by 11:59 p.m. EST on January 24, 2026. On the day of the Special Meeting of Shareholders, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the Special Meeting of Shareholders are contained in the joint proxy statement-prospectus. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Signature____________________________________________ Date________________________________________________ Title ________________________________________________ Signature (Joint Owners) _______________________________ Nicolet Bankshares, Inc. PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone. Vote Your Proxy on the Internet: Go to www.AALvote.com/NIC Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote Your Proxy by Phone: Call 1-866-804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. Mr AB Sample Sample Street Sample Town Sampleshire, XXX XXX As a shareholder of Nicolet Bankshares, Inc. you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 PM, EST, on January 25, 2026. CONTROL NUMBER PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Mr AB Sample Sample Street Sample Town Sampleshire, XXX XXX CONTROL NUMBER Address change: (If you noted any Address Changes above, please mark box.) O NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on January 26, 2026: The Proxy Statement is available at: https://web.viewproxy.com/NIC/2026SM PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted FOR Proposals 1, 2, and 3. Please mark your votes like this L1 Your Board of Directors recommends a vote FOR Proposals 1, 2, and 3. 1. Merger Agreement and Share Issuance. A proposal to approve and adopt the Agreement and Plan of Merger dated October 23, 2025, as the same may from time to time be amended, between Nicolet and MidWestOne Financial Group, Inc. (“MidWestOne”), pursuant to which MidWestOne will merge with and into Nicolet (the “merger agreement”), including the issuance of shares of Nicolet common stock in the merger, as more fully described in the attached joint proxy statement-prospectus. FOR o AGAINST o ABSTAIN o 2. Adjournment. A proposal to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies to approve the merger agreement and the transactions contemplated by the merger agreement. FOR o AGAINST o ABSTAIN o 3. Amendment to Nicolet’s Articles to Increase Authorized Shares. A proposal to amend Nicolet’s Articles of Incorporation, as amended, to increase the number of authorized shares of Nicolet’s common stock, par value $0.01, from 30,000,000 to 60,000,000 shares. FOR o AGAINST o ABSTAIN o